                                                                    EXHIBIT 10.6

                          GENERAL SERVICES AGREEMENT

                                    Between

                            AMEREN SERVICES COMPANY

                                      and

                        AMEREN ENERGY RESOURCES COMPANY

     THIS AGREEMENT, made and entered into this Third day of September 1999, by and between the following Parties: AMEREN SERVICES COMPANY (hereinafter sometimes referred to as "Service Company"), a Missouri corporation; and Ameren Energy Resources Company (hereinafter sometimes referred to as "Client Company");

                                 WITNESSETH:

     WHEREAS, Client Company, and its other subsidiaries, desire to enter into this agreement providing for the performance by Service Company for the Client Company of certain services more particularly set forth herein; and

     WHEREAS, Service Company is organized, staffed and equipped and has filed with the Securities and Exchange Commission ("the SEC") to be a subsidiary service company under Section 13 of the Public Utilities Holding Company Act of 1935 (the "Act") to render to Ameren Corporation, and other subsidiaries of Ameren Corporation, certain services as herein provided; and

     WHEREAS, to maximize efficiency, and to achieve merger related savings, the Client Company desires to avail itself of the advisory, professional, technical and other services of persons employed or to be retained by Service Company, and to compensate Service Company appropriately for such services,

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein, the parties hereto agree as follows:

Section 1. Agreement to Furnish Services
----------------------------------------

     Service Company agrees to furnish to Client Company and its subsidiaries, if any, upon the terms and conditions herein provided, the services hereinafter referred to and described in Section 2, at such times, for such period and in such manner as Client Company may from time to time request. Service Company will keep itself and its personnel available and competent to render to Client Company such services so long as it is authorized so to do by the appropriate federal and state regulatory agencies.

Section 2.  Services to be Performed
------------------------------------

     The services to be provided by Service Company hereunder may, upon request, include the services as set out in Schedule 1, attached hereto and made a part hereof. A revised Schedule 1 will be provided on an annual basis.

     In addition to the Services set out in Schedule 1, Service Company shall render advice and assistance in connection with such other matters as Client Company may request and Service Company determines it is able to perform with respect to Client Company's business and operations.

Section 3.  Compensation of Service Company
            -------------------------------

     As compensation for such services rendered to it by Service Company, Client Company hereby agrees to pay to Service Company the cost of such services, computed in accordance with applicable rules and regulations (including, but not limited to, Rules 90 and 91) under the Act and appropriate accounting standards.

     Compensation to be paid by Client Company shall include direct charges and Client Company's fairly allocated pro rata share of certain of Service Company's costs, determined as set out on Schedule 2, attached hereto and made a part hereof.

Section 4.  Securities and Exchange Commission Rules
            ----------------------------------------

     It is the intent of the Parties that the determination of the costs as used in this Agreement shall be consistent with, and in compliance with the rules and regulations of the SEC, as they now read or hereafter may be modified by the Commission.

Section 5.  Service Requests
            ----------------

     Services will be performed in accordance with a Service Request system, consisting of work orders established to capture the various types of costs incurred by Service Company. Costs will be charged to the appropriate service requests, which will then be the basis for the billing of costs to Client Company.

Section 6.  Payment
            -------

     Payment shall be by making remittance of the amount billed or by making appropriate accounting entries on the books of the companies.

     Payment shall be accomplished on a monthly basis, and remittance or accounting entries shall be completed within 60 days of billing.

Section 7.  Ameren Corporation
            ------------------

     Except as authorized by rule, regulation, or order of the Securities and Exchange Commission, nothing in this Agreement shall be read to permit Ameren Corporation, or any person employed by or acting for Ameren Corporation, to provide services for other Parties, or any companies associated with said Parties.

Section 8.  Client Company
            --------------

     Except as limited by Section 7, nothing in this Agreement shall be read to prohibit Client Company or its subsidiaries from furnishing to other Ameren companies or their subsidiaries services herein referred to, under the same conditions and terms as set out for Service Company.

Section 9.  Effective Date and Termination
            ------------------------------

     This Agreement is executed subject to the consent and approval of all applicable regulatory agencies, and if so approved in its entirety, shall become effective as of the date stated below, and shall remain in effect from said date unless terminated by mutual agreement or by any Party giving at least sixty days' written notice to the other Parties prior to the beginning of any calendar year, each Party fully reserving the right to so terminate the Agreement.

     This Agreement may also be terminated to the extent that performance may conflict with any rule, regulation or order of the Securities and Exchange Commission adopted before or after the making of this Agreement.

Section 10.  Assignment
             ----------

     This Agreement and the rights hereunder may not be assigned without the mutual written consent of all Parties hereto.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and attested by their authorized officers as of the day and year first above written.

                                AMEREN SERVICES COMPANY

                                By /s/ Jerre E. Birdsong
                                   -------------------------------

                                Title  Treasurer
                                      ----------------------------

ATTEST:

By /s/ Ronald K. Evans
   ----------------------

Title Assistant Secretary
      -------------------
                                AMEREN ENERGY RESOURCES COMPANY

                                By /s/ Gary L. Rainwater
                                   -------------------------------

                                Title President
                                      ----------------------------

ATTEST:

By /s/ Ronald K. Evans
   ----------------------

Title Assistant Secretary
      -------------------

                                                                      Schedule 1
                                                                     Page 1 of 9

                       DESCRIPTION OF EXPECTED SERVICES
                     TO BE PROVIDED BY AMEREN SERVICES AND
                    EXPECTED DIRECT COST ALLOCATION FACTORS


Description of Expected Services to be Provided

A description of the expected services to be provided by Ameren Services is detailed below. Identifiable costs for all of the functional organizations listed below will be directly charged to Ameren Corporation and its subsidiaries, whenever possible.

For costs that cannot be directly assigned or distributed, the expected direct cost allocation factors are reflected below for each Ameren Services department.

     a)  Building Service

     Description - Provide facility management services for owned and leased facilities, excluding power plants. To the extent that leasing arrangements are established between Ameren Services and/or Ameren Corporation and its subsidiaries, lease costs will include rent for space occupied and applicable services, such as operation and maintenance of structures, capital improvements, interior space planning, security and janitorial. As appropriate, lease costs will be allocated based on square feet occupied and the allocation factors listed below.

     Expected Allocation Factors - 1) number of employees; 2) operations and maintenance labor; 3) total capitalization; and 4) total assets

     b)  Controller's

     Description - Perform all accounting services necessary to properly maintain and report on the books and records of Ameren and its subsidiaries. Provide investor relations services.

     Expected Allocation Factors - 1) composite*; 2) total capitalization; and
     3) total assets

     c)  Corporate Communications

     Description - Develop strategies for advertising and marketing efforts, develop employee communication programs, coordinate community relations efforts and develop policies

                                                                      Schedule 1
                                                                     Page 2 of 9

     and procedures for media relations.

     Expected Allocation Factors - 1) composite*; 2) total capitalization; and
     3) total assets

     d)  Corporate Planning

     Description - Provide rate engineering, interchange marketing, resource planning and business analysis services.

     Expected Allocation Factors - 1) composite*; 2) kwh sales; 3) peak load [electric]; 4) total capitalization; and 5) total assets

     e) Customer Services/Division Support

     Description - Answer customer inquiries pertaining to electric/gas service usage and perform credit activities. Provide technical support relating to planning, engineering, constructing and operating the distribution and transmission systems. Provide technical support and maintenance of protective relay schemes, station meter work, system testing and data acquisition systems.

     Expected Allocation Factors - 1) number of customers; 2) number of employees; and 3) operations and maintenance labor

     f)  Economic Development

     Description - Provide community and business development services, as well as natural gas development services. Analyze community and business development opportunities.

     Expected Allocation Factors - 1) number of customers; 2) sales [kwh and dekatherm]; 3) total capitalization; and 4) total assets

     g)  Energy Supply

     Coordinate the use of the generating, transmission and interconnection facilities to provide economical and reliable energy.

     Expected Allocation Factors - 1) kwh sales

                                                                      Schedule 1
                                                                     Page 3 of 9

     h)  Engineering and Construction

     Description - Provide professional services related to engineering studies, design, procurement, planning, building and management of projects. Study technology that may reduce costs of producing, delivering and using electricity.

     Expected Allocation Factors - 1) peak load [electric]; 2) generating capacity; and 3) construction expenditures

     i)  Environmental Services & Safety

     Description - Perform analysis and advocacy of regulatory and legislative issues in the areas of environment, health and safety. Communicate final regulatory requirements to operating groups. Provide assistance and support and compliance review in meeting those requirements. Oversee hazardous substance site investigation and remediation activities.

     Expected Allocation Factors - 1) number of employees; 2) generating capacity; 3) operations and maintenance labor; and 4) construction expenditures

     j)  Executive

     Description - Provide executive management duties for all applicable activities at the department, function and officer levels.

     Expected Allocation Factors - 1) total capitalization; 2) total assets; and
     3) sales [kwh and dekatherm]

     k)  Fossil Fuel Procurement

     Description - Provide resources necessary to procure fuel for the fossil power plants and minimize production costs.

     Expected Allocation Factors - 1) kwh sales

     l)  Gas Supply

     Description - Provide gas supply and pipeline capacity procurement and management services. Develop policies, procedures and standards which govern the design, construction and operation of the gas systems.

                                                                      Schedule 1
                                                                     Page 4 of 9

     Expected Allocation Factors - 1) dekatherm sales; 2) gas throughput [includes transportation]; and 3) peak load [gas]

     m)  General Counsel

     Description - Provide general legal advice related to all applicable activities and legal services in regards to legislative activities, regulatory agencies and security matters. Make regulatory filings, maintain minutes of the board of directors, conduct stockholder meetings and procure property and casualty insurance bonds.

     Expected Allocation Factors - 1) composite*; 2) total capitalization; and
     3) total assets

     n)  Human Resources

     Description - Administer and negotiate employee benefits including pensions, major medical, long-term disability, life insurance, defined contribution plans, executive benefit and flexible spending plans. Provide employment services, including required regulatory reporting and maintenance of personnel records. Provide employee training and communications services.

     Expected Allocation Factors - 1) number of employees; 2) total capitalization; 3) total assets; and 4) operation and maintenance labor

     o)  Industrial Relations

     Description - Negotiate, represent and administer provisions of labor agreements applicable to unions representing union employees.

     Expected Allocation Factors - 1) number of employees; and 2) operation and maintenance labor

     p)  Information Services

     Description - Provide for the development and operation of computer software, telecommunications and other equipment used to conduct business and engineering activities. Maintain all billing records and process customer meter readings.

     Expected Allocation Factors - 1) composite*; 2) number of customers; 3) number of employees; 4)CPU cycles; and 5) operation and maintenance labor

                                                                      Schedule 1
                                                                     Page 5 of 9

     q)  Internal Audit

     Description - Audit company operations, perform operational and productivity reviews, review justifications for capital projects and perform quality assurance reviews.

     Expected Allocation Factors - 1) composite*; 2) number of customers; 3) number of employees; and 4) operation and maintenance labor

     r)  Marketing

     Description - Provide marketing services including account management, program development, market research and customer energy services.

     Expected Allocation Factors - 1) sales [kwh and dekatherm]; and 2) total assets

     s)  Merger Coordination

     Description - Monitor programs to achieve savings, merger costs and position reductions as they relate to the implementation plans.

     Expected Allocation Factors - 1) composite*; 2) total capitalization; and
     3) total assets

     t)  Motor Transportation

     Description - Provide engineering, support, and mechanical servicing of vehicles, procurement of vehicles and safety and training programs.

     Expected Allocation Factors - 1) number of vehicles

     u)  Purchasing

     Description - Provide procurement of goods and services other than fuel. Provide materials inventory management services.

     Expected Allocation Factors - 1) composite*; 2) total assets; and 3) construction expenditures

                                                                      Schedule 1
                                                                     Page 6 of 9

     v)  Real Estate

     Description - Acquire necessary land rights and permits including coordination of site selection. Maintain existing land rights while permitting licenses and leases to minimize investment or costs of holding property.

     Expected Allocation Factors - 1) composite*; 2) number of customers; and 3) total assets

     w)  Stores

     Description - Provide clerical, stenographic, administrative and Electronic Data systems support. Provide engineering support and manage and direct stores operations.

     Expected Allocation Factors - 1) composite*

     x)  Tax

     Description - Research and consult on tax issues in connection with federal, state and local tax compliance and planning matters, including the preparation and filing of returns.

     Expected Allocation Factors - 1) composite*; 2) current tax expense; 3) total capitalization; and 4) total assets

     y)  Treasurer's

     Description - Provide treasury operation, mailing, financial planning, investments, and executive payroll and pension disbursement services.

     Expected Allocation Factors - 1) composite*; 2) number of customers; 3) number of employees; 4) total capitalization; and 5) total assets



*Composite consists of the following three factors (equal weight to each factor):
     Sales (kwh and dekatherm)
     Number of customers
     Number of employees

                                                                      Schedule 1
                                                                     Page 7 of 9

Allocation Factors

The following allocation factors will be utilized as outlined above.

Number of Customers - Based on the number of customers (electric and/or gas) at the end of the most recent calendar year. The numerator of which is for an Operating Company and the denominator of which is for all Operating Companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

Sales - Based on the sales volume (kwh and/or dekatherms) for the most recent calendar year. The numerator of which is for an Operating Company and the denominator of which is for all Operating Companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

Number of Employees - Based on the number of employees (contract and/or non-contract, or electric operating and/or gas operating) at the end of the most recent calendar year. The numerator of which is for an Operating Company or an affected affiliate company. The denominator of which is for all Operating Companies and affected affiliate companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

Composite - Based on an equal weighting Sales (kwh & dekatherm), Number of Customers (total), and Number of Employees (total) allocation factors. The numerator of which is the simple average of the above three factors for an Operating Company and the denominator of which is for all Operating Companies. This ratio will be determined annually and/or at such time as may be required due to a significant change in circumstances.

Operations & Maintenance Labor - Based on the Operations & Maintenance Labor (electric and/or gas) for the most recent calendar year. The numerator of which is for an Operating Company or an affected affiliate and the denominator of which is for all Operating Companies and affected affiliate companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

Revenues - Based on revenues (electric and/or gas) for the most recent calendar year. The numerator of which is for an Operating Company or an affected affiliate company. The denominator of which is for all Operating Companies and/or affected affiliate companies. This ratio will be determined annually, or at such time as may be required due to a significant change in circumstances.

                                                                      Schedule 1
                                                                     Page 8 of 9

Total Capitalization - Based on total capitalization (total common stockholder's equity, preferred stock, and long term debt) at the end of the most recent calendar year. The numerator of which is for an Operating Company or an affected affiliate company. The denominator of which is for all Operating Companies and affected affiliate companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

Total Assets - Based on total assets at the end of the most recent calendar year. The numerator of which is for an Operating Company or an affected affiliate company. The denominator of which is for all Operating Companies and affected affiliate companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

Construction Expenditures - Based on construction expenditures for the most recent calendar year. The numerator of which is for an Operating Company or an affected affiliate company. The denominator of which is for all Operating Companies and affected affiliate companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

Peak Load (electric) - Based on the highest monthly maximum megawatt load (60-minute integration) for the most recent calendar year. The numerator of which is for an Operating Company and the denominator of which is for all Operating Companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

Peak Load (gas) - Based on the highest daily send out in therms (excluding transportation) for the most recent calendar year. The numerator of which is for an Operating Company and the denominator of which is for all Operating Companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

Generating Capacity (nameplate) - Based on installed capacity nameplate ratings at the end of the most recent calendar year. The numerator of which is for an Operating Company and the denominator of which is for all Operating Companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

Gas Throughput - Based on gas throughput in dekatherms (sales and transportation) for the most recent calendar year. The numerator of which is for an Operating Company. The denominator of which is for all Operating Companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

                                                                      Schedule 1
                                                                     Page 9 of 9

CPU Cycles - Based on cpu cycles (by application) for the most recent calendar year. The numerator of which is for an Operating Company or an affected affiliate company. The denominator of which is for all Operating Companies and affected affiliate companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

Current Tax Expense - Based on taxes charged (income and other) for the most recent calendar year. The numerator of which is for an Operating Company or an affected affiliate company. The denominator of which is for all Operating Companies and affected affiliate companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

Number of Vehicles - Based on number of vehicles at the end of the most recent calendar year. The numerator of which is for an Operating Company and the denominator of which is for all Operating Companies. This ratio will be determined annually, and/or at such time as may be required due to a significant change in circumstances.

In addition to the allocation factors listed above, appropriate direct allocations will be made for costs benefiting a single affiliate. Indirect allocations will also be made to all affiliates, including non-regulated companies and Ameren Corporation.

It may be necessary to allocate a percentage of total costs allocated to non-regulated companies or Ameren Corporation (see below). This will be done as a
sub-factor of existing allocation factors.   For example, allocating a
percentage of customer service costs to non-regulated companies and allocating remaining costs based on number of customers. Also, allocating a percentage of video presentation costs to Ameren Corporation and allocating remaining costs based on capitalization.

Non-Regulated - Based on a percentage of total costs allocated to non-regulated companies when existing allocation methods do not adequately reflect the level of services or benefits received. After allocating this percentage of total costs to non-regulatory company, the remaining costs will be allocated to Ameren Corporation and/or its subsidiaries, as appropriate, based upon one of the factors above.

Corporate - Based on a percentage of total costs allocated to Ameren Corporation
(AMC) when existing allocation methods do not adequately reflect the level of services or benefits received. After allocating this percentage of total costs to AMC, the remaining costs will be allocated based upon one of the factors above.

                                                                      Schedule 2
                                                                     Page 1 of 1


                                AMEREN SERVICES
                    EXPECTED ALLOCATED DIRECT COST FACTORS



   ALLOCATION NUMBER     DESCRIPTION
   -----------------     -----------

          001A           Composite*
          002A           Number of customers
          002B           Number of gas transportation customers
          002C           Number of electric customers
          002D           Number of gas customers
          002E           % to unregulated company/number of customers
          002F           Number of Customers (Illinois Non-Residential Electric)
          002G           Number of Customers (Illinois Non-residential Gas)
          002H           Number of Customers (Illinois Non-residential)
          003A           Sales (kwh and dekatherm)
          003B           Kwh sales
          003C           Dekatherm sales
          004A           Number of employees
          004B           Number of contract employees
          004C           Number of non-contract employees
          004D           Number of AMS & UEC employees
          005A           O&M labor
          006A           Total revenues
          006B           Electric revenues
          006C           Gas revenues
          007A           Total capitalization
          007B           % to Ameren Corporation/total capitalization
          008A           Total assets
          009A           Construction expenditures
          010A           Peak load (electric)
          010B           Peak load (gas)
          011A           Generating capacity
          012A           Gas throughput (includes transportation)
          013A           CPU cycles - mainframe
          013B           CPU cycles - UNIX
          015A           Current tax expense
          016A           Number of vehicles


*Composite consists of the following three factors (equal weight to each factor):
          Sales (kwh and dekatherm)
          Number of customers
          Number of employees